Exhibit 99.2

Education that makes a difference FIRST QUARTER 2018 RESULTS | MAY 8, 2018 PRESENTED BY DR. WALLACE BOSTON - PRESIDENT AND CEO MR. RICHARD SUNDERLAND, CPA – EXECUTIVE VP AND CFO MR. CHRISTOPHER SYMANOSKIE, IRC – VICE PRESIDENT OF INVESTOR REL ATIONS

PAGE SAFE HARBOR STATEMENT 1 Statements made in this presentation regarding American Public Education, Inc . , or its subsidiaries, that are not historical facts are forward - looking statements based on current expectations, assumptions, estimates and projections about American Public Education, Inc . and the industry . These forward - looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements . Forward - looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would . ” These forward - looking statements include, without limitation, statements regarding expected growth, expected registration and enrollments, expected revenues, and expected earnings . Actual results could differ materially from those expressed or implied by these forward - looking statements as a result of various factors, including the various risks described in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2017 , Quarterly Report on Form 10 - Q for the period ended March 31 , 2018 and other filings with the SEC . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future .

PAGE RECENT RESULTS AND HIGHLIGHTS 2 • APUS net course registrations by new students decreased 11% y/y and total net course registrations declined 4% y/y for the three months ended March 31, 2018. • In January of 2018, the first course pass and completion rate, a measure of student persistence, for APUS undergraduate students using Federal Student Aid continued to improve and reached its highest level since the year 2011. • APUS anticipates net course registrations to increase year - over - year in second quarter 2018. • HCN new student enrollment increased 11% y/y and total student enrollment increased 19% y/y (Winter 2018). % Change (Y/Y) FSA - 8.2% TA - 4.3% VA +1.5% Cash/Other - 3.4% Total - 3.9% APUS NET COURSE REGISTRATIONS BY PRIMARY FUNDING SOURCE Three months ending March 31, 2018 ███ 36.7% TA ███ 25.7% FSA ███ 23.6% VA ███ 14.0% Other APUS NET COURSE REGISTRATIONS BY PRIMARY FUNDING SOURCE Three months ending March 31, 2018 - 10.1% - 9.4% - 6.2% - 4.2% - 3.2% - 3.9% 0%E -12% -9% -6% -3% 0% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18E Total Registrations Y/Y Change in Net Course Registrations by APUS Students 2Q18E: Value based on the mid - point of APEI’s Second Q uarter Outlook.

PAGE 3 • Consolidated revenues decreased 1% to $ 75.0 million, compared to $75.7 million in the same period of 2017. • Costs and Expenses: • Instructional costs and services expenses increased as a percentage of revenues to 39.6%, compared to 38.3% in the prior year period. • Selling and promotional expenses increased as a percentage of revenues to 20.8%, compared to 20.4% in the prior year period. • General and administrative expenses increased as a percentage of revenues to 25.2%, compared to 23.5% in the prior year period. • GAAP net income increased to $4.6 million, or $ 0.28 per diluted share, compared to $4.5 million , or $ 0.28 per diluted share, in the prior year period . • Adjusted net income for the first quarter of 2018 was $5.9 million, or $0.35 per diluted share. See “GAAP to Adjusted Net Income Reconciliation” in the appendix of this presentation and the tables in the earnings release for additional detail. • Cash and cash equivalents increased to $186.2 million , compared to $179.2 million as of December 31, 2017. FINANCIAL RESULTS SUMMARY FIRST QUARTER 2018 1Q2018 Revenues $75.0M GAAP EPS $0.28/share Adjusted EPS $0.35/share Cash & Equivalents $186.2M

PAGE APEI OUTLOOK SECOND QUARTER 2018 The following statements are based on current expectations. These statements are forward - looking and actual results may differ materially. 1 APUS Net Course Registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty . 2 HCN Student Enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty . Second Quarter 2018 Approx. Y/Y Change APUS Net course registrations 1 by new students - 8% to - 3% APUS Net course registrations 1 - 2% to +2% HCN New student enrollment 2 Approx. +5% HCN Student enrollment 2 Approx. +17% APEI Consolidated revenue 0% to +2% APEI Consolidated net income per share $0.29 to $0.34 4

PAGE EMPOWERED TO CHANGE THE WORLD Potential catalysts for value creation: • Strong & growing market demand in key areas • Reengineering enrollment management processes • Brand building & targeting program investment • Attractive new workforce focused programs & degrees • Expanding strategic relationships COMPETITIVE STRENGTH IN AFFORDABLE, ASSESSABLE PROGRAMS DIVERSE, HIGH - DEMAND AND HIGHLY RELEVANT CURRICULUM FOCUSED ON WORKFORCE SKILLS DEVELOPMENT STRONG BALANCE SHEET AND NET CASH FROM OPERATING ACTIVITIES LARGE SATISFIED STUDENT AND ALUMNI POPULATIONS STRONG AND EXPANDING EMPLOYER RELATIONSHIPS UNYIELDING DEDICATION TO ACADEMIC QUALITY 5

PAGE 6 APPENDIX GAAP TO ADJUSTED NET INCOME RECONCILIATION GAAP to Adjusted Net Income Reconciliation:                                       Net income: $ 4,589 $ 0.28   $ 4,509 $ 0.28 Add adjustments: Voluntary reduction in force expenses 1,714 0.10 — — Tax effect of non-GAAP adjustment (447) (0.03) — — Adjusted net income: $ 5,856 $ 0.35   $ 4,509 $ 0.28 Weighted average number of diluted           common shares outstanding:   16,534 16,321 (Unaudited) The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculation of adjusted net income for the three months ended March 31, 2018 and 2017: (In thousands, except per share data) Three Months Ended March 31, 2018 2017 $ Per Share $ Per Share